Exhibit 99.2

InvestIng In the future of healthcare.

FIRST QUARTER 2014

SUPPLEMENTAL INFORMATION

Table of Contents

Company Information	1
Reconciliation of Net Income to Funds from Operations	2
Investment and Revenue by Asset Type, Operator, Country and State	3
Lease Maturity Schedule	4
Debt Summary	5
Consolidated Statements of Income	6
Consolidated Balance Sheets	7
Acquisitions and Summary of Development Projects	8
Detail of Other Assets	9

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director—Capital Markets at (205) 397-8897 Tim Berryman, Director—Investor Relations at (205) 397-8589

Company Information

Headquarters: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756

Website: www.medicalpropertiestrust.com

Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer R. Steven Hamner, Executive Vice President and Chief Financial Officer Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

Frank R. Williams, Senior Vice President, Senior Managing Director—Acquisitions

Investor Relations: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 Attn: Tim Berryman (205) 397-8589

tberryman@medicalpropertiestrust.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

For the Three Months Ended March 31, 2014 March 31, 2013 (A) FFO information: Net income attributable to MPT common stockholders $ 7,241,294 $ 26,156,492 Participating securities’ share in earnings (209,370) (193,062) Net income, less participating securities’ share in earnings $ 7,031,924 $ 25,963,430 Depreciation and amortization: Continuing operations 13,689,602 8,469,200 Discontinued operations - 177,950 Funds from operations $ 20,721,526 $ 34,610,580 Write-off of straight line rent 950,338 - Loan impairment charge 20,496,463 - Acquisition costs 512,016 190,549 Normalized funds from operations $ 42,680,343 $ 34,801,129 Share-based compensation 2,043,410 1,918,855 Debt costs amortization 1,048,722 896,732 Additional rent received in advance (B) (300,000) (300,000) Straight-line rent revenue and other (4,702,867) (3,892,628) Adjusted funds from operations $ 40,769,608 $ 33,424,088 Per diluted share data: Net income, less participating securities’ share in earnings $ 0.04 $ 0.18 Depreciation and amortization: Continuing operations 0.09 0.06 Discontinued operations - - Funds from operations $ 0.13 $ 0.24 Write-off of straight line rent 0.01 - Loan impairment charge 0.12 - Acquisition costs - 0.01 Normalized funds from operations $ 0.26 $ 0.25 Share-based compensation 0.01 0.01 Debt costs amortization 0.01 0.01 Additional rent received in advance (B) - - Straight-line rent revenue and other (0.03) (0.03) Adjusted funds from operations $ 0.25 $ 0.24

(A) Financials have been restated to reclass the operating results of certain properties sold after the 2013 first quarter to discontinued operations.

(B) Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO,which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR, COUNTRY AND STATE

Investments and Revenue by Asset Type - As of March 31, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals A	$ 1,831,995,556	57.3%	$ 41,387,839	56.6%
Rehabilitation Hospitals	663,008,286	20.7%	17,528,056	24.0%
Long-Term Acute Care Hospitals	460,653,144	14.4%	13,757,420	18.8%
Wellness Centers	15,624,817	0.5%	415,339	0.6%
Other assets	228,785,634	7.1%	-	-
Total gross assets	3,200,067,437	100.0%		
Accumulated depreciation and amortization	(173,474,957)			
Total	**$ 3,026,592,480**		**$ 73,088,654**	**100.0%**

Investments and Revenue by Operator - As of March 31, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$ 710,960,240	22.2%	$ 21,292,094	29.1%
Ernest Health, Inc.	479,273,281	15.0%	14,285,650	19.5%
IASIS Healthcare	347,611,962	10.9%	6,837,750	9.4%
RHM	240,957,499	7.5%	5,470,459	7.5%
IJKG/HUMC	125,398,498	3.9%	3,860,221	5.3%
23 other operators	1,067,080,323	33.4%	21,342,480	29.2%
Other assets	228,785,634	7.1%	-	-
Total gross assets	3,200,067,437	100.0%		
Accumulated depreciation and amortization	(173,474,957)			
Total	**$ 3,026,592,480**		**$ 73,088,654**	**100.0%**

Investment and Revenue by Country and State - As of March 31, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
United States				
Texas	$ 681,565,565	21.3%	$ 17,382,436	23.8%
California	542,826,939	17.0%	16,335,799	22.4%
New Jersey	240,398,498	7.5%	3,860,221	5.3%
Arizona	200,844,185	6.3%	1,668,852	2.3%
Louisiana	137,780,879	4.3%	5,415,143	7.4%
20 other states	926,908,238	29.0%	22,955,744	31.3%
Other assets	228,785,634	7.1%	-	-
United States Total	2,959,109,938	92.5%	67,618,195	92.5%
International				
Germany	240,957,499	7.5%	5,470,459	7.5%
International Total	240,957,499	7.5%		
Total gross assets	3,200,067,437	100.0%		
Accumulated depreciation and amortization	(173,474,957)			
Total	**$ 3,026,592,480**		**$ 73,088,654**	**100.0%**

A Includes two medical office buildings and free-standing emergency rooms.

3

LEASE MATURITY SCHEDULE—AS OF MARCH 31, 2014

Total portfolio (1)	Total leases	Base rent	(2)	Percent of total base rent
2014	1	$2,122,416		0.9%
2015	2	4,155,412		1.8%
2016	1	2,250,000		1.0%
2017	—	—		0.0%
2018	1	2,019,936		0.9%
2019	8	6,547,245		2.8%
2020	1	1,060,512		0.4%
2021	4	15,522,785		6.8%
2022	12	39,298,052		17.2%
2023	4	12,029,276		5.3%
2024	1	2,478,388		1.1%
2025	3	7,499,572		3.3%
Thereafter	56	133,859,546		58.3%
	94	$228,843,140		100.0%
(1)	Excludes 14 of our properties that are under development.

Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2)	Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

DEBT SUMMARY AS OF MARCH 31, 2014

Instrument	Rate Type Rate	Balance		2014	2015	2016	2017	2018	Thereafter
6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000
6.375% Notes Due 2022	Fixed	6.38%		350,000,000	—	—	—	—	—	350,000,000
2015 Credit Facility Revolver	Variable	3.02	%(1)	155,000,000	—	155,000,000	—	—	—	—
2016 Term Loan	Variable	2.43%		100,000,000	—	—	100,000,000	—	—	—
2016 Unsecured Notes	Fixed	5.59	%(2)	125,000,000	—	—	125,000,000	—	—	—
2020 Notes (Euro)	Fixed	5.75	%(3)	275,380,000	—	—	—	—	—	275,380,000
Northland—Mortgage Capital Term Loan	Fixed	6.20%		13,880,315	197,739	282,701	298,582	320,312	12,780,982	—
				$1,469,260,315	$197,739	$155,282,701	$225,298,582	$320,312	12,780,982	$1,075,380,000
Debt Premium		$2,785,159
				$1,472,045,474
(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.

(2) Represents the weighted-average rate for four traunches of the Notes at March 31, 2014 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 milllion of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

(3)	Represents 200,000,000 of bonds issued in EUR and converted to USD at March 31, 2014.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

For the Three Months Ended March 31, 2014 March 31, 2013 (A) Revenues Rent billed $ 42,956,745 $ 31,498,931 Straight-line rent 2,148,220 2,651,453 Income from direct financing leases 12,215,388 8,756,471 Interest and fee income 15,768,301 14,706,897 Total revenues 73,088,654 57,613,752 Expenses Real estate depreciation and amortization 13,689,602 8,469,200 Loan impairment charge 20,496,463 - Property-related 738,305 408,887 Acquisition expenses 512,016 190,549 General and administrative 8,958,790 7,765,949 Total operating expenses 44,395,176 16,834,585 Operating income 28,693,478 40,779,167 Interest and other income (expense) (21,442,535) (15,157,366) Income tax (expense) benefit 57,324 (52,247) Income from continuing operations 7,308,267 25,569,554 Income (loss) from discontinued operations (1,500) 640,571 Net income 7,306,767 26,210,125 Net income attributable to non-controlling interests (65,473) (53,633) Net income attributable to MPT common stockholders $ 7,241,294 $ 26,156,492 Earnings per common share - basic : Income from continuing operations $ 0.04 $ 0.18 Income from discontinued operations - 0.01 Net income attributable to MPT common stockholders $ 0.04 $ 0.19 Earnings per common share - diluted: Income from continuing operations $ 0.04 $ 0.18 Income from discontinued operations - - Net income attributable to MPT common stockholders $ 0.04 $ 0.18 Dividends declared per common share $ 0.21 $ 0.20 . Weighted average shares outstanding - basic 163,973,178 140,346,579 Weighted average shares outstanding - diluted 164,548,581 141,526,311

(A) Financials have been restated to reclass the operating results of certain properties sold after the

2013 first quarter to discontinued operations.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

March 31, 2014 December 31, 2013 Assets (Unaudited) (A) Real estate assets Land, buildings and improvements, and intangible lease assets $ 1,964,466,055 $ 1,823,683,129 Construction in progress and other 43,956,015 41,771,499 Net investment in direct financing leases 432,657,330 431,024,228 Mortgage loans 388,650,000 388,650,000 Gross investment in real estate assets 2,829,729,400 2,685,128,856 Accumulated depreciation and amortization (173,474,957) (159,776,091) Net investment in real estate assets 2,656,254,443 2,525,352,765 Cash and cash equivalents 50,309,266 45,979,648 Interest and rent receivables 63,173,762 58,499,609 Straight-line rent receivables 48,022,702 45,828,697 Other assets 208,832,307 228,909,650 Total Assets $ 3,026,592,480 $ 2,904,570,369 Liabilities and Equity Liabilities Debt, net $ 1,472,045,474 $ 1,421,680,749 Accounts payable and accrued expenses 74,183,992 94,311,177 Deferred revenue 25,418,580 23,786,819 Lease deposits and other obligations to tenants 23,963,665 20,583,283 Total liabilities 1,595,611,711 1,560,362,028 Equity Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding - - Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 170,212,741 shares at March 31, 2014 and 161,309,725 shares at December 31, 2013 170,213 161,310 Additional paid in capital 1,732,915,820 1,618,054,133 Distributions in excess of net income (293,595,304) (264,804,113) Accumulated other comprehensive income (loss) (8,247,617) (8,940,646) Treasury shares, at cost (262,343) (262,343) Total Equity 1,430,980,769 1,344,208,341 Total Liabilities and Equity $ 3,026,592,480 $ 2,904,570,369

(A) Financials have been derived from the prior year audited financials.

ACQUISITIONS FOR THE THREE MONTHS ENDED MARCH 31, 2014

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Legacy Health Partners	Montclair, NJ	Acute Care Hospital	Acquisition	$ 115,000,000
Total Investments / Commitments				**$ 115,000,000**

SUMMARY OF DEVELOPMENT PROJECTS AS OF MARCH 31, 2014

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 3/31/14	Percent Leased	Estimated Completion Date
First Choice ER- Brodie	Austin, TX	Acute Care Hospital	First Choice ER, LLC	$ 5,465,968	$ 2,828,828	100%	2Q 2014
First Choice ER- Briar Forest	Houston, TX	Acute Care Hospital	First Choice ER, LLC	5,844,432	1,595,261	100%	3Q 2014
First Choice ER- Cedar Hill	Cedar Hill, TX	Acute Care Hospital	First Choice ER, LLC	5,768,924	1,709,617	100%	3Q 2014
First Choice ER- Firestone	Firestone, CO	Acute Care Hospital	First Choice ER, LLC	5,172,522	1,699,280	100%	3Q 2014
Oakleaf Surgical Hospital	Altoona, WI	Acute Care Hospital	National Surgical Hospitals	33,500,000	22,780,236	100%	3Q 2014
First Choice ER - Allen	Allen, TX	Acute Care Hospital	First Choice ER, LLC	6,186,769	2,041,774	100%	3Q 2014
First Choice ER - Frisco	Frisco, TX	Acute Care Hospital	First Choice ER, LLC	5,893,196	2,060,459	100%	3Q 2014
First Choice ER - Broomfield	Broomfield, CO	Acute Care Hospital	First Choice ER, LLC	5,238,100	1,117,705	100%	3Q 2014
Frist Choice ER - Spring	Spring, TX	Acute Care Hospital	First Choice ER, LLC	5,803,500	1,804,404	100%	3Q 2014
Frist Choice ER - North Gate	Colorado Springs, CO	Acute Care Hospital	First Choice ER, LLC	5,248,745	895,699	100%	3Q 2014
First Choice ER - Fountain	Fountain, CO	Acute Care Hospital	First Choice ER, LLC	6,194,181	1,557,714	100%	3Q 2014
First Choice ER - Missouri City (Sienna)	Houston, TX	Acute Care Hospital	First Choice ER, LLC	5,393,656	1,062,244	100%	3Q 2014
First Choice ER - Pearland	Pearland, TX	Acute Care Hospital	First Choice ER, LLC	5,691,295	1,402,569	100%	4Q 2014
First Choice ER - Thornton	Thornton, CO	Acute Care Hospital	First Choice ER, LLC	6,029,465	1,400,225	100%	4Q 2014
First Choice Emergency Rooms	Various	Acute Care Hospital	First Choice ER, LLC	10,615,106	-		
				$ 118,045,859	**$ 43,956,015**		

8

DETAIL OF OTHER ASSETS AS OF MARCH 31, 2014

Operator InvestmentInterest Rate Annual (4) Ridea Income YTD Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan (1) $11,367,502 10.25% Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital 5,232,500 9.50% Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital 8,188,689 11.10% Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Monroe Hospital (2) 1,372,573
IKJG/HUMC working capital 14,046,667 10.40% Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health 4,583,333 9.38% Secured and cross-defaulted with real estate and guaranteed by Parent
Other 209,307
45,000,571
Operating Loans
Ernest Health, Inc. (3) 93,200,000 15.00% 4,230,259 Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan 3,351,832 53,629 Secured and cross-defaulted with real estate and guaranteed by Parent
96,551,832 4,283,888
Equity investments 13,171,086 219,846
Deferred debt financing costs 26,230,500 Not applicable
Lease and cash collateral 5,565,303 Not applicable
Other assets (5) 22,313,015 Not applicable
Total $208,832,307 $4,503,734
(1)	Original amortizing acquistion loan was $41 million; loan matures in 2019
(2)	Ceased accruing interest in 2010 and rent in 2013; net of $32 million reserve.
(3)	Cash rate is 7% in 2013 and increases to 10% in 2014.
(4)	Income earned on operating loans is reflected in the interest income line of the income statement.
(5)	Includes prepaid expenses, office property and equipment and other.

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com

Contact:

Charles Lambert, Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com or Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com